As Filed with the Securities and Exchange Commission on April 29, 2024
REGISTRATION NO. 333-65048
811-07837

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 38	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 69	☒

DELAWARE LIFE VARIABLE ACCOUNT G
(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Name of Depositor)
10555 Group 1001 Way
Zionsville, IN 46077
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number: (844) 448-3519
Michael S. Bloom, Chief Legal Officer and Secretary
Delaware Life Insurance Company
230 Third Avenue, 6th Floor
Waltham, MA 02451
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2024 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE
DELAWARE LIFE VARIABLE ACCOUNT G
A FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
PROSPECTUS
April 30, 2024
This prospectus describes the flexible premium corporate variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”), through Delaware Life Variable Account G (the “Variable Account”), one of our separate accounts. This prospectus provides disclosure about the Policy, including its material features, rights, obligations, restrictions, optional benefits and investment options. The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis. This prospectus contains important information you should understand before purchasing a Policy. You should read this prospectus carefully and keep it for future reference.
When you invest in the Policy, you decide how to allocate your premium among a number of Sub-Accounts and the Fixed Account. You should consider which features are important to you and the amount of charges you are willing to pay relative to your needs for a death benefit. In deciding whether to purchase the optional Additional Protection Benefit, you should consider the desirability of the benefit relative to its additional cost and your death benefit needs.
If you are a new investor in the Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this right to return or cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Account Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
If you have any questions about your Policy, please contact us at our Service Address:
By mail — Delaware Life Insurance Company
Attn: Corporate Markets
230 Third Avenue, 6th Floor
Waltham, MA 02451
By express mail — Delaware Life Insurance Company
Attn: Corporate Markets,
230 Third Avenue, 6th Floor
Waltham, MA 02451
By telephone — (888) 594-2654
By facsimile — (877) 795-5661
https://www.delawarelife.com/contact-us/contact-page
The Policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide You with information that is different.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
	FEES AND EXPENSES			Location In The Prospectus
Transaction Charges
You may be charged for transactions under the Policy. A front-end load, also known as an Expense Charge, may be charged on each premium payment.
The front-end load for premiums up to and including the Target Premium differs from the front-end load for premiums in excess of the Target
Premium. You may be charged for requested Policy illustrations.
FEE TABLE – TRANSACTION FEES CHARGES, DEDUCTIONS AND REFUNDS
Ongoing Fees and Expenses (annual charges)
In addition to transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of the Additional Protection
Benefit (APB) Rider available under the Policy. Certain fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view your Policy specifications page for rates applicable to your Policy. You will also bear expenses associated with the
Funds under the Policy, as shown in the following table:
FEE TABLE CHARGES, DEDUCTIONS AND REFUNDS APPENDIX A – FUNDS AVAILABLE UNDER THE POLICY
	Annual Fee	Minimum	Maximum
	Investment Options (Fund fees and expenses)[1]	0.27%[1]	1.82%[1]
[1] As a percentage of Fund net assets.
	RISKS			Location In The Prospectus
Risk of Loss	You can lose money by investing in the Policy.			PRINCIPAL RISKS OF INVESTING IN THE POLICY
Not a Short- Term Investment
•The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•Full surrender of this Policy is discouraged in the early Policy Years because the front-end loads on premiums are higher in those years.
•Upon partial surrender, your death benefit protection may be reduced, and your risk of lapse will increase. You may partially surrender the Policy only once per year and only after the Policy has been in force for one year.
•If You fully or partially surrender the Policy, You may be subject to income taxes and potential tax penalties. There may be tax consequences associated with Policy loans.

Risks Associated with Investment Options
•An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Policy (e.g., the Funds).
•Each Investment Option (including the Fixed Account) has its own unique risks.
•You should review the Investment Options before making an investment decision.

Insurance Company Risks
•An investment in the Policy is subject to the risks related to the Company.
•Any Company obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the
Company.
•Additional information about the Company, including its financial strength ratings, is available upon request by calling 1-888-594-2654 or visiting https://www.delawarelife.com/our-company.
PRINCIPAL RISKS OF INVESTING IN THE POLICY

	RISKS (CONT.)	Location In The Prospectus
Policy Lapse
•Poor investment performance, insufficient premiums, fees and charges, partial surrenders, and unpaid loans or loan interest could cause your
Policy to lapse and You could lose your insurance coverage.
•There are costs associated with reinstating a lapsed Policy.
•Death benefits will not be paid if the Policy has lapsed.
INSUFFICIENT VALUE
	RESTRICTIONS	Location In The Prospectus
Investments
•Certain Investment Options may not be available under your Policy.
•Transfers from the Fixed Account are subject to special restrictions that may prolong the time it takes to transfer Account Value from the Fixed
Account.
•Transfers between the Fund options are subject to additional restrictions designed to prevent short-term and disruptive trading.
•All transfers are subject to our consent, and we reserve the right to impose limitations on transfers.
•We reserve the right to remove or substitute Funds as Investment Options.
APPENDIX A – FUNDS AVAILABLE UNDER THE POLICY TRANSFER PRIVILEGES MODIFICATION
Optional Benefits
•The Enhanced Cash Surrender Value (ECSV) is only available during the first ten Policy Years and is not available if a surrender is made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision).
•The ECSV is not available for Policy loans or upon partial surrender.
•The ECSV may not be available in all states.
ENHANCED CASH SURRENDER VALUE BENEFIT ENDORSEMENT
	TAXES	Location In The Prospectus
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
•There is no additional tax benefit if the Policy is purchased through a tax-qualified plan.
•Full and partial surrenders will be subject to ordinary income tax, and may be subject to tax penalties.
ABOUT THE POLICY FEDERAL INCOME TAX CONSIDERA- TIONS
	CONFLICTS OF INTEREST	Location In The Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling the
Policy to You, including commissions, other cash compensation, and non-cash compensation. We may share the revenue we earn on this Policy with your investment professional’s firm. As a result of these compensation arrangements, your investment professional may have a financial incentive to offer or recommend this Policy over another investment.
DISTRIBUTION OF POLICY
Exchanges
Some investment professionals may have a financial incentive to offer You a new policy in place of the one You already own. You should only exchange a policy You already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new policy rather than continue to own your existing policy.

OVERVIEW OF THE POLICY
Purpose
The Policy provides corporations with life insurance coverage on employees or other persons in whose lives they have an insurable interest. The Policy is “variable” because the Policy’s cash value may increase or decrease depending on the performance of the Investment Options that you select. The Policy may be used in connection with various types of non-tax-qualified executive benefit plans. The Death Benefit will become payable if the Policy is in force at the time of the Insured’s death. The amount of the Death Benefit will depend on the Death Benefit option that you select, your Policy’s face amount, and the cash value of your Policy.
The Policy provides for life insurance coverage and the opportunity for tax-deferred asset accumulation. For favorable federal tax treatment, the Policy must meet the standards of one of the following: the Guideline Premium Test, or the Cash Value Accumulation Test, as described in this prospectus. You choose the applicable test in the Policy application. You may not change your election. The Policy may be appropriate for investors with long investment time horizons. It is not intended for investors who may need to make early or frequent withdrawals or who intend to frequently trade in the Policy’s Fund options. You should consider the Policy in conjunction with other insurance that you own.
The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. Under both the Cash Value Accumulation Test and the Guideline Premium Test tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex.
Premiums
Generally, you must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date (i. e., the Minimum Premium). You choose the amount and timing of subsequent premium payments, within certain limits described in this prospectus. Payment of insufficient premiums may result in a lapse of the Policy. You may need to make premium payments at certain times and in certain amounts to keep your Policy in force. Even if you establish a fixed schedule of premium payments, making your planned payments does not guarantee that the Policy will remain in force.
We allocate your net premium payments among the Policy’s Investment Options according to your instructions. The Investment Options include:
•
Variable Investment Options. Each variable Investment Option (or Sub-Account) invests in the shares of a single underlying mutual fund (a Fund). Each Fund has its own investment objective, strategies, and risks; investment adviser(s); expenses; and performance history that you should consider before making an investment decision.
Additional information about each Fund is provided in an appendix to this prospectus. See “APPENDIX A: FUNDS AVAILABLE UNDER THE POLICY.”
•
Fixed Account. A fixed interest option that guarantees principal and a minimum rate of annual interest.
During the Right to Return Policy Period, your net premiums may be automatically allocated to a designated money market fund Investment Option, and upon expiration of the Right to Return Policy Period, we will automatically reallocate your Account Value to the Investment Options you selected.
Contract Features
•
Specified Face Amount. The Specified Face Amount is the amount of life insurance coverage you request, subject to applicable limits. At any time, you may:
•
increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

•
decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.
•
Death Benefit Options:
If the Guideline Premium Test applies, You have a choice of two Death Benefit options:
•
the Specified Face Amount (Option A); or
•
the Specified Face Amount plus your Account Value (Option B).
You may change your Death Benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.
If the Cash Value Accumulation Test applies, You will be deemed to have elected Option A, which may not be changed.
•
Optional Additional Death Benefit (APB Rider). The APB Rider provides additional life insurance coverage for an additional charge. The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit exceed those for the Base Death Benefit.
•
Transfers of Account Value Among Investment Options. You may transfer amounts among the Investment Options without tax implications, subject to any limits that we or the Funds may impose.
•
Accessing Your Money (Surrenders and Loans). You may access the money under your Policy through surrenders and loans. Surrenders and loans may be subject to income taxes and potential tax penalties.
•
At any time, you may fully surrender the Policy for its Cash Surrender Value, but the Policy will terminate and you will lose its life insurance coverage. Full surrender of this Policy is discouraged in the early Policy Years because the front-end loads on premiums are higher in those years.
•
You may make a partial surrender of only a portion of the Account Value, minus any outstanding Policy Debt, once per year after the Policy has been in force for one year. Upon partial surrender, your death benefit protection may be reduced and your risk of lapse will increase.
•
You may take a loan under your Policy using your Account Value as collateral. We will transfer that portion of Account Value held as collateral from the Investment Options to the Loan Account. Policy Debt accrues interest daily at a maximum annual rate of 5%. Taking a loan will increase your risk of lapse, but may have preferential tax consequences compared to a partial surrender.
Other Benefits Available Under the Policy
For an additional description of the other benefits provided under the Policy, see “Other Benefits Available Under the Policy”.
•
Enhanced Cash Surrender Value Endorsement. Provides additional value to be payable on all surrenders during the first 10 Policy Years, except surrenders made as part of a tax-free exchange.
•
Maturity Date Extension Rider. Allows You to elect to extend the maturity date beyond the Insured’s Attained Age 121 (100 if 1980 CSO Mortality Tables apply).

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value among Investment Options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Load on Premium up to and Including Target Premium[1]	Upon Premium Receipt	(as a percentage of premium)
Maximum Charge:		8.75%
Sales Load on Premium in Excess of Target Premium[1]	Upon Premium Receipt	(as a percentage of premium)
Maximum Charge:		2.25%
Premium Tax	Upon Premium Receipt	(as a percentage of premium)
Maximum Charge:		4.0%
DAC TAX	Upon Premium Receipt	(as a percentage of premium)
Maximum Charge:		1.25%
Illustration Charge	Upon fulfillment of illustration request
Maximum Charge:		$25.00 per illustration
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.
Periodic Charges Other Than Annual Fund Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[2]	At the end of each Policy Month	(per $1000 of Policy Net Amount at Risk)
Maximum Charge:		$83.33
Minimum Charge:		$0.03
Representative Owner Charge:		$0.09
Mortality and Expense Risk Charge	Daily	(as an annual percentage of the daily average net assets allocated to the Investment Options in the Variable Account)
Maximum Charge:		0.60%

Charge	When Charge is Deducted	Amount Deducted
Monthly Expense Charge	At the beginning of each Policy Month
Maximum Charge:		$13.75
Flat Extra Charge[3]	At the end of each Policy Month	(per $1000 of Specified Face Amount and APB Rider Face Amount)
Maximum Charge:		$50.00
Loan Interest[4]	At the end of each Policy Year	(as a percentage of Policy Debt)
Maximum Charge:		5.00%
Periodic Charges Other Than Annual Fund Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges
Additional Protection Benefit (“APB”) Rider[5]	At the end of each Policy Month	(per $1000 of APB Rider Net Amount at Risk)
Maximum Cost of Insurance Charge:		$83.33
Minimum Charge:		$0.03
Representative Owner Charge:		$0.09
The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Policy.
Annual Fund Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.27%	1.82%

1
The Sales Load on Premium up to and Including Target Premium in Policy Years 1-7 is guaranteed not to exceed 8.75%. The current Sales Load on Premium up to and Including Target Premium is 8.75% in Policy Year 1, 7.25% in Policy Years 2-4, and 6.00% in Policy Years 5-7. The current Sales Load on Premium in Excess of Target Premium is 2.25% in Policy Years 1-7 and is guaranteed not to exceed 2.25%. No sales load applies after Policy Year 7.
2
The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before December 31, 2008, the 1980 CSO Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, but prior to January 1, 2020, the 2001 CSO Mortality Tables apply. For policies with an Investment Start Date on or after January 1, 2020, the 2017 CSO Mortality Tables apply. The charge is for the Specified Face Amount and does not include any charge for the Additional Protection Benefit Rider. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO Mortality Tables). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Policy Year 1. The representative charge assumes the Owner and the Insured are the same person and is for an Insured, male, preferred, non-tobacco, Issue Age 45 in Policy Year 1. For substandard risk classifications, the Company reserves the right to charge up to 500% of the charges shown in the Fee Table. An Insured is rated substandard if the mortality risk is higher due to a medical condition or hazardous occupation.
3
This charge applies only if the Insured is rated a substandard risk. An Insured is rated substandard if the mortality risk is higher due to a medical condition or hazardous occupation. For Policies with Investment Start Dates before July 27, 2009, the maximum Flat Extra Charge per $1000 of Specified Face Amount and APB Rider Face Amount is $20.00.

4
Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 5.0% in Policy Years 1-10 and 4.25% thereafter. However, amounts held as collateral in the Loan Account are credited interest daily at an effective annual rate of 4%. Therefore, the maximum net interest rate on outstanding loans is 1%.
5
The charge varies based on the length of time the Rider has been in force and the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before December 31, 2008, the 1980 CSO Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, but prior to January 1, 2020, the 2001 CSO Mortality Tables apply. For policies with an Investment Start Date on or after January 1, 2020, the 2017 CSO Mortality Tables apply. The charge is for the Additional Protection Benefit Rider and does not include any charge for the Specified Face Amount. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Rider Year 40 (20 for 1980 CSO Mortality Tables). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Rider Year 1. The representative charge assumes the Owner and the Insured are the same person and is for an Insured, male, preferred, non-tobacco, Issue Age 45 in Policy Year 1. For substandard risk classifications, the Company reserves the right to charge up to 500% of the charges shown in the Fee Table. An Insured is rated substandard if the mortality risk is higher due to a medical condition or hazardous occupation.

PRINCIPAL RISKS OF INVESTING IN THE POLICY
Risk of Loss
You can lose money by investing in the Policy, including loss of principal. The Policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk
The Policy is not designed for short-term investing or for an investor who needs ready access to cash. At any time, you may fully surrender the Policy for its Cash Surrender Value, but the Policy will terminate and you will lose its life insurance coverage. This Policy is unsuitable if you plan to surrender it to meet short-term needs, particularly because the Expense Charge Applied to Premium is higher in the early Policy Years. The Policy has limited liquidity with respect to partial surrenders. You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year.
We will usually pay any amount due from the Variable Account within seven days. We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months.
Fund Options Risk
Amounts that you invest in the Fund options (i.e., the Sub-Accounts) are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Sub-Accounts you select make money, your Account Value goes up, and if they lose money, your Account Value goes down. Each Sub-Account’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Sub-Account. The Company does not guarantee the performance of the Sub-Accounts or the underlying Funds.
Surrender Risk
You should carefully consider the risks associated with surrenders under the Policy (including a full or partial surrender). A full surrender will terminate the Policy and all of its benefits, including the Death Benefit. Reducing the Cash Surrender Value with a partial surrender will increase the risk of Policy lapse. In addition, a partial surrender may cause a decrease in Total Face Amount of your Policy so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the partial surrender. Surrenders may be subject to income taxes and potential tax penalties.
Risk of Lapse
Death Benefit proceeds will not be paid if the Policy has lapsed. You may need to make premium payments at certain times and in certain amounts to prevent a lapse, even if you have made all planned premium payments. If, on a Valuation Date, the Account Value less the outstanding Policy Debt is less than or equal to zero, then the Policy will terminate for no value, subject to the Grace Period provision. The grace period will allow 61 days from that Valuation Date for the payment of premium sufficient to cover the daily and monthly deductions from the Account Value. If you do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period. Poor investment performance, insufficient premiums, fees and charges, partial surrenders, and unpaid loans or loan interest could cause your Policy to lapse. There is generally no right to reinstate the Policy. If the state where your Policy was issued requires a reinstatement right, there are costs associated with reinstating a lapsed Policy.

Policy Loan Risk
You may borrow from us against your Policy using your Account Value as collateral. Outstanding Policy loans are charged loan interest. Outstanding Policy loans and unpaid loan interest will reduce your Cash Surrender Value and increase the risk of Policy lapse. Policy loans may be subject to income taxes and potential tax penalties.
Risk of Adverse Tax Consequences
Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that you should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, surrenders, and loans. In general, for favorable federal tax treatment, the Policy must meet the standards of the Cash Value Accumulation Test or the Guideline Premium Test as described in this prospectus.
Premium Payment Risk
In certain circumstances, you may not be permitted to make a premium payment. We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Code.
Transfer Risk
Any transfer restrictions under the Policy that are applicable to you may limit your ability to readily change how your Account Value is invested in response to changing market conditions or changes in your personal circumstances. Transfers from the Fixed Account are subject to special restrictions. These special restrictions may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, you should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.
Fixed Account and Loan Account Interest Rate Risk
We guarantee that we will credit interest to amounts you allocate to the Fixed Account or amounts held in the Loan Account. Subject to any minimum guaranteed interest rates, we determine interest rates in our sole discretion. You assume the risk that the interest rate will not exceed the minimum guaranteed interest rate.
Financial Strength and Claims-Paying Ability Risk
Our guarantees and obligations under the Policy, including the standard Death Benefit, the additional Death Benefit if you elected the optional APB Rider, amounts held in the Fixed Account or Loan Account, interest credited on amounts held in the Fixed Account or Loan Account, and the Enhanced Cash Surrender Value Endorsement are subject to our financial strength and long-term claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cyber Security Risks
Our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners. As such, our business is vulnerable to systems failures, cyber security incidents, and operational disruptions, any of which could have a material, negative impact on the Company and the Variable Account, as well as on you and your Contract.
Financial services companies and their service providers are increasingly targets of cyber-attacks. Cyber-attacks may be systemic (e.g., affecting infrastructure generally) or targeted (e.g., affecting our systems specifically). While we have established controls to help identify threats and protect our systems, our systems have in the past been, and will likely in the future be, subject to cyber-attacks or other cyber security incidents. Due to the increasing sophistication of cyber-attacks, a breach could occur and persist for an extended period of time without detection. The risk of cyber security incidents may be higher during periods of geopolitical turmoil. The continuing use of remote or flexible work arrangements, remote access tools, and mobile technology has expanded potential targets for cyber-attack.
The operational and information security risks to which we are exposed include (but are not limited to) utility outages; the loss, theft, misuse, corruption, destruction, or malicious encryption of data; interference with or denial of service; attacks on systems and websites; hardware and software malfunctions; physical break-ins; fraud; and unauthorized access or release of confidential customer information. Cyber security incidents may impede our ability to process Contract transactions, calculate Variable Accumulation Unit values, or otherwise administer the Contract. They could also subject us to regulatory fines, litigation, or financial losses and/or cause reputational damage. Cyber security incidents could impact the Funds or the issuers of securities in which the Funds invest, which may cause the Funds to lose value.
We are also exposed to risks related to natural and man-made disasters and other severe events, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, terrorist acts, and military actions, any of which could adversely affect our ability to conduct business operations. We maintain business continuity plans, but we cannot assure you that severe events will not impair our ability to administer the Contract. Severe events may impact our ability to calculate Variable Accumulation Unit values or process Contract transactions, and could have other possible negative impacts. They may also impact our service providers, financial intermediaries, the Funds, or the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we, our service providers and intermediaries, or the Funds will be able to avoid negative impacts associated with natural and man-made disasters or other severe events.
Cyber Security Incident
On February 9, 2023, the existence of sophisticated ransomware was discovered on information technology infrastructure utilized by the Company. In response, actions were taken to contain the threat, and an investigation was immediately launched with the assistance of a team of third-party forensic experts. All identified indicators of compromise were remediated, all systems were validated as clean, and additional advanced detection and monitoring tools were implemented across the network. No ransom was paid and impacted individuals and appropriate regulatory authorities were notified, as required by applicable law. There was no negative impact on Contract administration. It is possible that the Company may be subject to subsequent investigations, claims or actions, in addition to other costs, fines, penalties or other obligations. The Company does not believe this incident will have a material impact on the Company, or on the Company’s ability to administer the Contract.
DELAWARE LIFE INSURANCE COMPANY
We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in all states (except New York), the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our main administrative office address is 10555 Group 1001 Way, Zionsville, IN 46077.
The immediate parent company of Delaware Life Insurance Company is DLIC Sub-Holdings, LLC, a Delaware limited liability company formed on December 12, 2012. DLIC Sub-Holdings, LLC is ultimately controlled by Mark R. Walter.
THE VARIABLE ACCOUNT
Delaware Life Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.
We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.
The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.
The Variable Account may be deregistered if registration is no longer required under applicable Federal securities law. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.
The Variable Account is divided into Sub-Accounts also known as variable Investment Options. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.
THE FUNDS
The Policy offers a number of Fund options. Information regarding each Fund, including its (i) name, (ii) type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this prospectus. (See “APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT.”) Each Fund has issued a prospectus that contains more detailed information about the Fund. You should read the prospectuses for the Funds carefully before investin The Fund prospectuses and other information can be found at https://dfinview.com/DelawareLife/TAHD/CUSIP0003?site=Life. You can also request this information at no cost at by calling (888) 594-2654. or by sending an email request to Customer.Relations@delawarelife.com.
Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.
The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.
Certain Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other Funds. You should consult with your registered representative to determine which combination of investment choices is appropriate for You.

Selection of Funds
The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.
We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies.
Payments We Receive
The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing administrative and recordkeeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the Fund Groups. Such compensation is typically a percentage of Variable Account assets invested in a relevant Fund and generally may range up to 0.50% of net assets. In like manner, some Funds pay Rule 12b-1 fees to the Company or the principal underwriter of the Policies for providing distribution and shareholder support services to the Funds, ranging up to 0.35% directly from the Funds in connection with a Rule 12b-1 Plan. If the Company or the principal underwriter receive Rule 12b-1 fees, combined compensation for administrative, distribution and recordkeeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund. Certain Fund Groups do not provide any compensation to us from Rule 12b-1 fees but provide up to 0.50% annually of Variable Account assets invested in a Fund.
These payments reflect in part expense savings by the Fund Groups for having, in the case of the Policies, a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Policies. These payments are generally based on a percentage of the daily assets of the Funds under the Policies and other variable policies offered by Delaware Life and its affiliated insurers.
In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Policy, its features and the available investment options. Certain Fund Groups may also attend these meetings.
These payments create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments are available to us. We consider such payments, among other things, when deciding to include a Fund (or class of shares of a Fund) as an investment option under the Policies. Other available investment portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Policy.
If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Fund Groups may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Policy. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Subaccounts under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about such variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Policy.

Fees, Expenses, and Restrictions of the Funds
Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.
Because Fund fees and expenses are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage on average daily net asset value of each Fund. These fees and expenses are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.
Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.
Potential Conflict
We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that invest in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.
OUR GENERAL ACCOUNT
Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets. Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940. An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account. We may credit a higher rate of interest but are not obligated to do so.
ABOUT THE POLICY
This prospectus describes the material provisions of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.
Application and Issuance
To apply for a Policy, You must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved. To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.
Death Benefit Compliance Test
The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax professional before deciding.
Initial Premium Payment
A Minimum Premium will be due and payable as of the Issue Date. The Minimum Premium is generally that which will sustain the Policy for three months from its Issue Date. The amount of Minimum Premium is determined by the Specified Face Amount, APB Rider Face Amount, death benefit option election, death benefit compliance test election and risk and underwriting classification of the Insured. Pending approval of your application, we will allocate any premium payments You make to our general account. If your application is not approved, we will promptly return your premium payments.
Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured. The Investment Start Date is the date the first premium is applied, which will be the latest of-
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the Issue Date, or
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the date we approve the application for the Policy, or
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the date You pay a premium equal to or in excess of the Minimum Premium.
You will receive a confirmation statement that will provide the Investment Start Date.
Insurable Interest Requirement
You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified tax professional when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period
If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Service Office or to the sales representative through whom You purchased the Policy within 20 days from the date of receipt (unless a different period is applicable under state law) or within 45 days after your application is signed, whichever period ends later (the “Right to Return Policy Period”).
If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-
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the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account and the Fixed Account;
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the value of the amounts allocated to the Variable Account and the Fixed Account on the date the cancellation request is received by us or the sales representative through whom You purchased the Policy; and
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any fees or charges imposed on amounts allocated to the Variable Account and the Fixed Account.
If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of premium payments made and premium payments made plus money market return. Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.
If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the MFS® U.S. Government Money Market Fund Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.
PREMIUM PAYMENTS
In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments should be made payable to Delaware Life Insurance Company and mailed to our Service Office.
General Limitations
We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.
Guideline Premium Test Limitations
The Guideline Premium Test limits the amount of premium You may pay per year. We will not accept premium payments that would, in our opinion, exceed these limits, if You have chosen this test as the applicable Death Benefit Compliance Test. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Planned Periodic Premiums
While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. Currently, the billing period may be annual, semiannual, quarterly, or monthly. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices. We will also suspend reminder notices at your written request.
Allocation of Net Premium
Net Premium is the amount You pay as premium minus Expense Charges Applied to Premium. We will allocate Net Premium among the Sub-Accounts and the Fixed Account in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages in the policy application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.
You may change the allocation of future Net Premium at any time by submitting an acceptable request to our Service Office. An allocation change will be effective as of the date our Service Office receives your request for that change provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.
Modified Endowment Contract
Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.” One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax-law limitations.
We will notify You if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from You to do so. Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account. This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.
ADDITIONAL PROTECTION BENEFIT RIDER (APB RIDER)
The Policy may be issued with an APB Rider. This rider provides life insurance coverage, annually renewable to Attained Age 121 (100 if 1980 CSO applies), on the life of the Insured equal to the amount of the APB Rider Death Benefit. You will be required to specify the initial APB Rider Face Amount in the policy application.
The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction. This portion of the Monthly Cost of Insurance deduction for the APB Rider cost of insurance will cease when the APB Rider terminates. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit exceed those for the Base Death Benefit.
Target Premium is the amount of premium specified as such in the Policy, used to determine the Expense Charge Applied to Premium. Target Premium is equal to the (Specified Face Amount divided by 1000) multiplied by the Target Premium factor. Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount. Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount. Lower Target Premium results in lower Expense Charges Applied to Premium for that Policy.
If You convert the Policy to a flexible premium universal life insurance policy, any related APB Rider will terminate automatically. An APB Rider will also terminate on the earliest of-
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our receipt of your written request for termination,
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the lapse of the Policy because of insufficient value, or
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the Insured’s Attained Age 121 (100 if 1980 CSO applies) if the Maturity Date Extension Rider is in effect, or
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the termination of the Policy.
MATURITY DATE EXTENSION RIDER
You may elect to extend the maturity date beyond the Insured’s Attained Age 121 (100 if 1980 CSO Mortality Tables apply). No further premium will be accepted and no further deduction for Monthly Cost of Insurance will be made. The Base Death Benefit will be equal to the Account Value. There is no charge for this rider.
The Policy may not qualify as life insurance beyond the Insured’s Attained Age 121 (100 if 1980 CSO Mortality Tables apply), and may be subject to tax consequences. We recommend that You receive counsel from a qualified tax professional. This rider may not be available in all states.
ENHANCED CASH SURRENDER VALUE ENDORSEMENT
This endorsement provides an enhanced cash surrender value benefit if You surrender the Policy during the first ten Policy Years and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The benefit is a return of a certain percentage of premium paid. Percentages for each Policy Year are shown in this endorsement. The amount available for Policy loan or partial surrender will not increase due to this endorsement. For purposes of computing any Death Benefit, the Account Value will be increased by the amount of this endorsement. This endorsement may not be available in all states and is provided at no charge.
FIXED ACCOUNT ENDORSEMENT
All Policies include the Fixed Account Endorsement, which adds a Fixed Account to the Policy as an additional investment option.
DIRECTED DEDUCTIONS ENDORSEMENT
All Policies include the Directed Deductions Endorsement. This endorsement gives the Owner the ability to direct from which investment options the Monthly Expense Charge, Monthly Cost of Insurance Charge and Mortality & Expense Risk Charge are taken. This endorsement may not be available in all states and is provided at no charge. If the Owner fails to provide direction on charge deductions, deductions will be allocated among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.

DEATH BENEFIT
Policy Proceeds
If the Policy is in force at the time of the Insured’s death and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-
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the amount of the Base Death Benefit, minus
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the amount of any outstanding Policy Debt, plus
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the amount of any APB Rider Death Benefit, plus
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the amount of any other supplemental benefits.
The amount of the Base Death Benefit and APB Rider Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.
Death Benefit Options
The Policy has two death benefit options. You will be required to select one of them in the Policy application.
Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-
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the Policy’s Specified Face Amount, or
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the Account Value multiplied by the applicable Death Benefit Percentage.
Option B-Specified Face Amount Plus Account Value. Under this option, the Base Death Benefit is the greater of-
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the Specified Face Amount plus the Account Value, or
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the Account Value multiplied by the applicable Death Benefit Percentage.
Option B is not available, however, and You will be deemed to have elected Option A, if You have chosen the Cash Value Accumulation Test as the applicable Death Benefit Compliance Test.
Changes in the Death Benefit Option
If You have chosen the Guideline Premium Test as the applicable Death Benefit Compliance Test, then You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to our Service Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request in Good Order.
If You change from Option B to Option A, we will increase the Specified Face Amount by the Account Value. If You change from Option A to Option B, we will reduce the Specified Face Amount by the Account Value. In either case, the amount of the Base Death Benefit at the time of change will not be altered, but the change will affect the determination of the Base Death Benefit going forward.
A change in the death benefit option could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments. If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy. Changing the death benefit option may have tax consequences. You should consult a qualified tax professional before changing the death benefit option.

APB Rider Death Benefit
The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Account Value multiplied by the applicable Death Benefit Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Account Value and b) the Account Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Base Face Amount plus the APB Rider Face Amount.
Minimum Face Amount
Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount. In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000. We reserve the right to waive these minimums.
Changes in Face Amount
After the end of the first Policy Year, You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change. Unless You specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible. You must send your request for a change to our Service Office in writing. The effective date for changes will be-
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for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and
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for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.
Increases in Face Amount
An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increases.
Decreases in Face Amount
The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-
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first, to the most recent increase;
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second, to the next most recent increases, in reverse chronological order; and
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finally, to the initial face amount.
A decrease in the Specified Face Amount or APB Rider Face Amount could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments. If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy. You should consult a qualified tax professional before decreasing the Specified Face Amount or APB Rider Face Amount.

OTHER BENEFITS AVAILABLE UNDER THE POLICY
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each optional benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/ Limitations
Planned Periodic Premiums	Allows you to elect a voluntary schedule for making premium payments. We will send reminder notices for the planned payments.	Standard
•Subject to our premium limits.
•Only annual, semiannual, quarterly, or
monthly payment schedules.
•Schedule changes are subject to our
approval.
•We may suspend reminder notices if
premiums are not being paid.
•Does not prevent lapse. You may need to
make additional premium payments even
if you pay all planned premiums.

Maturity Date Extension Rider	Allows you to extend the maturity date beyond the lnsured's specified age for Policy maturity.	Standard
•After the original maturity date:
•No further premium will be accepted and
no further deduction for Monthly Cost of
Insurance will be made.
•The Base Death Benefit will be equal to
the Account Value.
•All other riders attached to the Policy
will terminate.
•The Policy may not qualify as life
insurance and may be subject to tax
consequences.
•May not be available in all states.

Enhanced Cash Surrender Value Benefit Endorsement	Returns a portion of your premium payments if you surrender during the first 10 Policy Years.	Standard
•Not available for surrenders made as part
of a tax-free exchange.
•No benefit after the first l 0 Policy Years.
•Percentage of premium to be returned is
determined by the Policy Year when the
surrender occurs.
•Does not increase the amount available
for Policy loan or partial surrender.

Policy Loans	Allows you to take a loan from us against up to 90% of your Account Value as collateral.	Standard
•Account Value held as collateral is held
in the Loan Account.
•Policy Debt accrnes interest daily al a
maximum annual rate of 5%.
•Taking a Joan will increase the risk of
lapse.
•Loans reduce the Cash Surrender Value
and Policy Proceeds.
•Loans may have tax consequences,
particularly if your Policy is classified as
a Modified Endowment Contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/ Limitations
Additional Protection Benefit (APB) Rider	Provides additional life insurance coverage under the Policy.	Optional
•There is a charge for this rider.
•Cannot be elected after the Policy is
issued.
•May be renewed annually until the
Insured reaches a specified age.
•Terminates upon Policy lapse or
termination.
•Terminates upon the Insured's reaching a
specified age if the Maturity Date
Extension Rider is in effect.

Conversion	Allows you to convert the Policy into a flexible premium universal life policy during the first 24 months while the Policy is in force.	Standard
•Not available after the Policy has been in
force for 24 months.
•Choice of a new policy is limited and
subject to our approval.
•Any riders or supplemental benefits will
terminate automatically when the Policy
is . converted.
•Terminates upon Policy lapse or
termination.

ACCOUNT VALUE
Your Account Value is the sum of the amounts in each Sub-Account and the Fixed Account plus the amount of the Loan Account.
We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account. The Units for each Sub-Account will have different Unit Values.
Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.
For the first Valuation Date of each Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.
If accompanied by proper allocation instructions, premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.
Account Value in the Investment Options
The Account Value in the investment options on the Investment Start Date equals-
•
that portion of Net Premium received and allocated to the investment options, minus
•
the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus
•
the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.
The Account Value in the investment options on subsequent Valuation Dates is equal to-
•
the Account Value attributable to the Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus
•
the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account in the Variable Account, plus
•
the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus
•
that portion of Net Premium received and allocated to the investment options during the current Valuation Period, plus
•
any amounts transferred by You to the investment options during the current Valuation Period, minus
•
any amounts transferred by You from the investment options during the current Valuation Period, plus
•
that portion of any loan repayment including repayment of loan interest allocated to an investment option during the current Valuation Period, plus
•
that portion of any interest credited to the Loan Account which is allocated to an investment option during the current Valuation Period; minus
•
that portion of any partial surrenders deducted from an investment option during the current Valuation Period, minus
•
that portion of any Policy loan transferred from an investment option to the Loan Account during the current Valuation Period, minus
•
any illustration charge assessed during the current Valuation Period, minus
•
if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to the investment options, minus
•
if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to the investment options, minus
•
if You surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy month charged to the investment options.
A Sub-Account’s Unit Value on any Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.
Net Investment Factor
The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-
•
the net asset value of a mutual fund share held in the Sub-Account determined as of the end of the Valuation Period, plus
•
the per share amount of any dividend or other distribution declared on fund shares held in the Sub-Account if the “ex-dividend date” occurs during the Valuation Period, plus or minus
•
a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.
The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.
Account Value in the Loan Account
The Account Value in the Loan Account is zero on the Investment Start Date.
The Account Value in the Loan Account on any day after the Investment Start Date equals-
•
the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 4%, plus
•
any amount transferred from the investment options to the Loan Account for Policy loans requested on that day, minus
•
any loan repayments made on that day.
Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.
Insufficient Value
The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.
Grace Period
If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory written notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, then we will deduct any overdue Monthly Cost of Insurance and Monthly Expense Charge from the amount payable unless state law dictates otherwise. If the Policy terminates by reason of insufficient value, there is generally no right to reinstate the coverage.
Splitting Units
We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

TRANSFER PRIVILEGES
You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.
We will make transfers pursuant to an acceptable request to our Service Office. An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.
An acceptable transfer request will be executed as of the date our Service Office receives your transfer request provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date. The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.
You may transfer a specified dollar amount or a specified percentage of an Investment Option’s value.
All transfers are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-
•
the minimum amount that may be transferred;
•
the frequency of transfers; and
•
the minimum amount that may remain in an Investment Option following a transfer from that an Investment Option.
We will notify You in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.
Short-Term Trading
The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive Fund transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.
The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under “Transfer Privileges,” the Policy includes the right to limit the frequency of transfers.
Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.
Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.
We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:
•
when a new broker of record is designated for the Policy;
•
when necessary in our view to avoid hardship to an Owner;
•
when underlying Funds are dissolved, merged or substituted.
If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.
The Funds’ Trading Policies
In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.
We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.
Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.
Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.
ACCESSING YOUR ACCOUNT VALUE
Surrender
By written request, You may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-
•
the Account Value, minus
•
the outstanding balance of any outstanding Policy Debt; plus
•
the benefit payable under the Enhanced Cash Surrender Value endorsement, if any, plus
•
the Sales Load Refund at Surrender, if any.
Sales Load Refund at Surrender is that portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.
Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.
Partial Surrenders
You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by written request to our Service Office. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the partial surrender.
You may allocate a partial surrender among the Sub-Accounts. If You do not specify the allocation, then we will allocate the partial surrender among the Sub-Accounts of the Variable Account in the same proportion that the Account Value of each Sub-Account of the Variable Account bears to the aggregate Account Value less the Loan Account of all Sub-Accounts of the Variable Account on the date of partial surrender.
A partial surrender may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.
Policy Loans
Using the Policy as collateral, You may request a policy loan of up to 90% of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made. We will transfer Account Value equal to the amount of the policy loan from the Sub-Accounts and the Fixed Account to the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%. You may allocate the policy loan among the Sub-Accounts and the Fixed Account. If You do not specify the allocation, then we will allocate the policy loan among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value less the Loan Account of all investment options immediately prior to the loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.
Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.
Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.
All funds we receive from You will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time before Maturity. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Sub-Accounts and the Fixed Account. You may allocate the loan repayment among the Sub-Accounts and the Fixed Account. If You do not specify the allocation, then we will allocate the loan repayment among the investment options in the same proportion that the Account Value of each investment option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.
Deferral of Payment
We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-
•
the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;
•
the SEC, by order, permits postponement for the protection of policyowners;
•
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or
•
mandated by applicable law.
In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.
If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.
We may defer payment from the Fixed Account for a period up to six months. We do not pay interest on the amount of any payments we defer.
If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

CHARGES, DEDUCTIONS AND REFUNDS
Expense Charges Applied to Premium
We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.
States and a few cities and municipalities may impose taxes on premiums paid for life insurance, which generally range from 2% to 4% of premium but may exceed 4% in some states. We will from time to time determine the applicable premium tax rate based on the rate we expect to pay. The premium tax rate is guaranteed not to exceed 4% for all states.
We deduct a 1.25% charge from each premium payment for our federal tax obligations. This charge is guaranteed not to exceed 1.25%. The charge for federal tax obligations is referred to as the “DAC tax” in the Policy and the Fee Table.
We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years. This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premium in excess of Target Premium. There are no sales load charges after Policy Year 7. Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.
Sales Load Refund at Surrender
If You surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which You surrendered the Policy.
Mortality and Expense Risk Charge
We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. Unless You direct otherwise, we will allocate the Mortality and Expense Risk Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% of assets. Our current effective annual rates as a percentage of assets are-
•
0.40% for Policy Years 1 through 10;
•
0.25% for Policy Years 11 through 20; and
•
0.20% thereafter.
The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated. Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.
Monthly Expense Charge
We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future expenses, which will not exceed $13.75 in any Policy Month. Unless You direct otherwise, we will allocate the Monthly Expense Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. Currently, the Monthly Expense Charge is $13.75 per month for the first Policy Year and $7.50 per month thereafter.

Monthly Cost of Insurance
We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. This charge is made, in arrears, at the end of each Policy Month. We may realize a profit from this charge. If You surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.
The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where-
(1)
is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Account Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;
(2)
is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the APB Rider Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and
(3)
is any Flat Extra specified in Section 1 of the Policy, multiplied by the Total Face Amount divided by 1000.
The maximum Specified Face Amount Monthly Cost of Insurance Rate and APB Rider Face Amount Monthly Cost of Insurance Rate is $83.33 per $1000 of Policy Net Amount at Risk and APB Rider Net Amount at Risk respectively. The minimum charge is $0.03 and the representative owner charge is $0.09. A representative owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.
The Net Amount at Risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges.
Monthly Cost of Insurance rates are currently based on the length of time the Policy has been in force and on the Insured’s sex (except for unisex Policies), Issue Age, Class, table rating, if any, and applicable mortality tables. We will, however, from time to time determine the applicable rates based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any person. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or after January 1, 2020, the cost of insurance rates are based on the 2017 CSO Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2009 but prior to January 1, 2020, the cost of insurance rates are based on the 2001 CSO Mortality Tables. For Policies with an Investment Start Date on or before December 31, 2008, the cost of insurance rates are based on the 1980 CSO Mortality Tables.
APB Rider Charge
The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy. We anticipate the rider’s cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider. For Policies with an Investment Start Date on or after January 1, 2020, the rates are based on 125% of the 2017 CSO Mortality Tables, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or after January 1, 2009 but prior to January 1, 2020, the rates are based on 125% of the 2001 CSO Mortality Tables, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or before December 31, 2008, the rates are based on 125% of the 1980 CSO Mortality Tables, unless the Insured has been rated a substandard risk.

Other Charges and Expenses
We reserve the right to impose a charge for in-force illustrations, as more fully described at in the section entitled “Illustrations” below. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described in the section entitled “Policy Loans” above. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A flat extra charge will not exceed $50.00 per $1000 of Specified Face Amount and APB Rider Face Amount. (For Policies with Investment Start Dates before July 27, 2009, the maximum flat extra charge is $20.00 per $1000 of Specified Face Amount and APB Rider Face Amount.) It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company. A definition of “flat extra” is provided in the Glossary.
Reduction of Charges
We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.
TERMINATION OF POLICY
The Policy will terminate at the earliest of-
•
the date we receive (in Good Order) your request to surrender, or
•
the expiration date of the grace period due to insufficient value, or
•
the date of Insured’s death; or
•
the date of maturity.
OTHER POLICY PROVISIONS
Alteration
Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.
Assignments
During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in satisfactory written form. The assignment will then be effective as of the date You signed the form, subject to any action taken before we receive it at our Service Office. We are not responsible for the validity or legal effect of any assignment.
Rights of Owner
While the Insured is alive, unless You have assigned any of these rights, You may-
•
transfer ownership to a new owner;
•
name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;
•
change or revoke a contingent owner;
•
change or revoke a beneficiary; and
•
exercise all other rights in the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation. You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation. When You want to change or revoke a prior beneficiary designation, You have to specify that action. You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, You must give us written notice of the requested action. The request must be filed at our Service Office and must be in satisfactory written form. Your request will then, except as otherwise specified in the Policy, be effective as of the date You signed the form, subject to any action taken before we receive it at our Service Office.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.
Rights of Beneficiary
The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.
Reports to Policyowners
We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on those loans. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.
Illustrations
Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.
Conversion
You may convert the Policy into a flexible premium universal life policy during the first 24 months after the Issue Date while the Policy is in force. Choice of a new policy is subject to our approval and will be restricted to those policies that offer the same Class and rating as the Policy. The new policy will be issued with the same Class and rating as the Policy without new evidence of the Insured’s insurability. This provision does not apply to the APB Rider, if any, or to any other supplemental benefits that may be attached to the Policy. Any riders or supplemental benefits will terminate automatically when the Policy is converted.
Misstatement of Age or Sex
If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.
Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.
Misstatement discovered prior to death - If permitted by state law, the Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex.

Suicide
Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds. We will refund to You the premiums paid, minus the amount of any Policy Debt and any partial surrenders.
Incontestability
All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy. We can use no statement in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud (if permitted by state law), after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase. Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.
Addition, Deletion or Substitution of Investments
Subject to our obtaining any necessary regulatory approvals, share of other registered open-end investment companies or unit investment trusts may be substituted both for fund shares already purchased by the Variable Account and/or as the security to be purchased in the future. In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.
Nonparticipating
The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.
Modification
Upon notice to You, we may modify the Policy if that modification-
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is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;
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is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;
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is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or
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adds, deletes or otherwise changes Sub-Account options.
When required, approval of the Securities and Exchange Commission will be obtained.
We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract
Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements, and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about how Policy values may be affected by different investment returns and other factors.
Reinstatement
If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies. The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state. Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.
Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-
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make a request for reinstatement within three years from the date of termination;
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submit satisfactory evidence of insurability to us; and
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pay an amount, as determined by us, sufficient to put the Policy in force.
An amount sufficient to put the Policy in force is-
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the monthly deductions overdue at the end of the grace period; plus
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any excess of Policy Debt over Cash Value at the end of the grace period; plus
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three times the Monthly Cost of Insurance charges applicable at the date of reinstatement; plus
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three times the Monthly Expense Charges applicable at the date of reinstatement.
Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.
The reinstated Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.
VOTING RIGHTS
We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.
We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.
We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.
We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.
DISTRIBUTION OF POLICY
The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 230 Third Avenue, 6th Floor, Waltham, MA 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. Clarendon does not retain any portion of the Commissions payable to the Selling Broker-Dealers.
The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.
The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of:
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up to 0.15% per annum of Account Value for Policy Years one through twenty; and
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up to 0.10% per annum of Account Value thereafter.
We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.
The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.
In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker- Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.
In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.
As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.
You should ask your Selling Agent for further information about what commissions or other compensation they, or the Selling Broker-Dealer for which they work, may receive in connection with your purchase of the Policy.
During 2021, 2022, and 2023, approximately $263,567, $237,838, and $240,395, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.
FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005, as U.S.-source income that is subject to U.S. income tax withholding and reporting.
Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.
Our Tax Status
We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.
Taxation of Policy Proceeds
Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.
However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result.
To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.
IRS Notice 2016-63 provides special guidance concerning the “reasonable mortality charge” requirement contained in § 7702(c)(3)(B)(i) of the Internal Revenue Code by providing safe harbors regarding the use of the 1980 CSO, 2001 CSO, and 2017 CSO mortality tables. The Notice modifies and supersedes Notice 2006-95. These safe harbors are designed to assist taxpayers in complying with the requirements of § 7702(c)(3)(B)(i). In general, the Notice provides that a mortality charge with respect to a life insurance contract will satisfy the requirements of section 7702(c)(3)(B)(i) so long as (1) the mortality charge does not exceed 100 percent of the applicable mortality charge set forth in the 2017 CSO tables; (2) the mortality charge does not exceed the mortality charge specified in the contract at issuance; and (3) either (a) the contract is issued after December 31, 2019, or (b) the contract is issued before January 1, 2020, in a state that permits or requires the use of the 2017 CSO tables at the time the contract is issued. The Notice also provides that if the only change to an existing contract is a reduction or deletion of benefits provided under the contract, such a change will not affect the determination of the issue date of the contract for purposes of the reasonable mortality charge safe harbor. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change, You should consult with a qualified tax professional on the potential impact of IRS Notice 2016-63.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.
Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.
The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.
IRS Notice 2016-32 provides guidance to taxpayers regarding the diversification requirements under section 817(h) of the Code for a segregated asset account that invests in a money market fund (MMF) that is a government MMF. The Notice states that variable contracts should be able to offer government MMFs as an investment option and that Treasury and the IRS intend to amend Treas. Reg. section 1.817-5. In the meantime, taxpayers may rely on an alternative diversification requirement under Treas. Reg. section 1.817-5(e) that states that a segregated asset account is adequately diversified for purposes of section 817(h) if (1) no policyholder has investor control; and (2) either (a) the account itself is a government MMF under SEC Rule 2a–7(a)(14); or (b) the account invests all of its assets in an “investment company, partnership, or trust” as defined in Treas. Reg. section 1.817-5(f)(1) that satisfies the criteria of Treas. Reg. section 1.817-5(f)(2) and qualifies as a government MMF under SEC Rule 2a–7(a)(14).
In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account. You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.
The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.
We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax professional before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.
If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.
If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1∕2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.
There are substantial limits on the deductibility of policy loan interest. You should consult a qualified tax professional regarding such deductions.
Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may also apply. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.
The term “Investment in the Policy” means-
•
the aggregate amount of any premiums or other consideration paid for a Policy, minus
•
the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus
•
the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.
Section 13521 of the Tax Cuts and Jobs Act of 2017 added a new provision that clarifies that no adjustment can be made to the basis of any annuity or life insurance contract for “mortality, expense, or other reasonable charges incurred.” This is effective for transactions entered into after Aug. 25, 2009.
The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.
If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.
Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.
A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.
A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax professional. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.
The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and qualified tax professionals regarding the applicability of these Code provisions to the proposed purchase.
A qualified tax professional should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.
The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds. Tax obligations will depend on your individual circumstances and those of the beneficiary. Please contact a qualified tax professional for more information.

Withholding
We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.
Tax Return Disclosure
The Tax Cuts and Jobs Act of 2017 added significant new reporting requirements, under Code Section 6050Y, on the purchase of a life insurance contract or any interest in a life insurance contract in a “reportable policy sale.” A reportable policy sale is one in which the acquirer generally has no insurable interest in the life insured under the policy, e.g. a life settlement contract. The acquirer must file an information return and provide a written statement of the information to the persons identified in the return, including the seller. The issuer of the policy must take an information return and provide a written statement of that information to the persons identified in that return. Finally, every person who pays reportable death benefits must make an information return and provide a written statement of the information to persons identified in the return, effective for reportable policy sales after Dec. 31, 2017, and for reportable death benefits paid after Dec. 31, 2017. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6050Y.
We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.
Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to the offering or sale of a Policy.
We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.
Tax Shelter Regulations
Prospective Policy owners that are corporations should consult a qualified tax professional about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.
Corporate Alternative Minimum Tax
There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax if the owner is subject to that tax.
Other Tax Considerations
The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping, and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
For 2024, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $13,610,000, and 40%, respectively.
The potential application of these taxes underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income
A 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.
Tax Cuts and Jobs Act of 2017
On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to policyowner reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.
OTHER INFORMATION
State Regulation
We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.
We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings
The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.
Registration Statements
This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.
Financial Statements
The financial statements of the Company which are included in the Statement of Additional Information (“SAI”) should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.
The financial statements of the Variable Account for the year ended December 31, 2023 are also included in the SAI.

APPENDIX A -FUND
S AVAILABLE UNDER THE POLICY
The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/DelawareLife/TAHD/CUSIP0003?site=Life. You can also request this information at no cost at https://dfinreports.com/DelawareLife, by calling (888) 594-2654, or by sending an email request to Customer.Relations@delawarelife.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. A Fund’s past performance is not necessarily an indication of future performance.
Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
				1 Year	5 Year	10 Year
Equity - US Large Cap Value	AB Variable Products Series Fund, Inc. Relative Value Portfolio Class B	AllianceBernstein, L.P.	0.86%[1]	11.72%	11.57%	9.05%
Equity - US Small Cap	AB Variable Products Series Fund, Inc. Small Cap Growth Portfolio Class B2	AllianceBernstein, L.P.	1.15%[1]	17.72%	10.29%	8.26%
Equity - Global Large Cap	AB Variable Products Series Fund, Inc. Sustainable Global Thematic Portfolio Class B	AllianceBernstein, L.P.	1.17%[1]	15.70%	13.27%	9.33%
Fixed Income - US	American Funds Insurance Series® American High-Income Trust® Class2	Capital Research and Management Company	0.57%[1]	12.45%	6.09%	4.41%
Equity - Global Large Cap	American Funds Insurance Series® Capital World Growth and Income Fund® Class2	Capital Research and Management Company	0.66%[1]	20.88%	10.34%	7.62%
Equity - Global Large Cap	American Funds Insurance Series® Global Growth Fund Class2	Capital Research and Management Company	0.66%[1]	22.60%	13.65%	9.58%
Equity - Global Mid/ Small Cap	American Funds Insurance Series® Global Small Capitalization Fund Class2	Capital Research and Management Company	0.91%[1]	16.17%	8.31%	5.78%
Equity - US Large Cap Growth	American Funds Insurance Series® Growth Fund Class2	Capital Research and Management Company	0.59%	38.49%	18.68%	14.36%
Equity - US Large Cap Blend	American Funds Insurance Series® Growth-Income Fund Class2	Capital Research and Management Company	0.53%	26.14%	13.36%	10.91%
Equity - Global Large Cap	American Funds Insurance Series® International Fund Class2	Capital Research and Management Company	0.78%	15.84%	4.83%	3.41%
Fixed Income - US	American Funds Insurance Series® The Bond Fund of America® Class2	Capital Research and Management Company	0.48%[1]	5.02%	1.89%	2.08%
Equity - US Large Cap Value	American Funds Insurance Series® Washington Mutual Investors Fund Class2	Capital Research and Management Company	0.52%[1]	17.29%	12.60%	9.91%
Equity - US Mid Cap	BNY Mellon Investment Portfolios: MidCap Stock Portfolio Initial Shares	BNY Mellon Investment Adviser, Inc. / Newton Investment Management North America, LLC	0.80%[1]	18.31%	10.70%	7.44%
Equity - US Large Cap Blend	BNY Mellon Stock Index Fund, Inc. Initial Shares	BNY Mellon Investment Adviser, Inc.	0.27%	25.93%	15.38%	11.75%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
				1 Year	5 Year	10 Year
Equity - US Small Cap	Delaware VIP® Trust Macquarie VIP Small Cap Value Series[3] Standard Class	Delaware Management Company / Macquarie Investment Management Global Limited	0.78%	9.45%	10.21%	7.06%
Equity - US Small Cap	Deutsche DWS Investments VIT Funds DWS Small Cap Index VIP Class B4	DWS Investment Management Americas, Inc. / Northern Trust Investments, Inc.	0.68%[1]	16.33%	9.34%	6.59%
Equity - US Large Cap Growth	Variable Insurance Products Fund II Fidelity® Variable Insurance Products Contrafund® Portfolio Service Class2	Fidelity Management & Research Company, LLC / FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.81%	33.12%	16.36%	11.33%
Equity - US Large Cap Growth	Variable Insurance Products Fund Fidelity® Variable Insurance Products Growth Portfolio Service Class2	Fidelity Management & Research Company, LLC / FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.83%	35.89%	19.34%	14.51%
Equity - Global Large Cap	Variable Insurance Products Fund Fidelity® Variable Insurance Products Overseas Portfolio Service Class2	Fidelity Management & Research Company, LLC / FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FI Investment Advisors, FI Investment Advisors (UK)	0.98%	20.22%	9.71%	4.65%
Equity - US Large Cap Growth	Goldman Sachs Variable Insurance Trust Goldman Sachs Strategic Growth Fund Institutional Shares	Goldman Sachs Asset Management, L.P.	0.70%[1]	41.94%	17.32%	13.16%
Equity - US Large Cap Blend	Goldman Sachs Variable Insurance Trust Goldman Sachs U.S. Equity Insights Fund Institutional Shares	Goldman Sachs Asset Management, L.P.	0.56%[1]	23.81%	13.60%	10.97%
Equity - US Large Cap Growth	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I American Franchise Fund Series I	Invesco Advisers, Inc.	0.86%	40.93%	16.16%	11.70%
Equity - US Large Cap Growth	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Capital Appreciation Fund Series I	Invesco Advisers, Inc.	0.80%[1]	35.37%	16.40%	11.56%
Equity - US Large Cap Blend	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Core Equity Fund Series I	Invesco Advisers, Inc.	0.80%	23.36%	12.95%	7.79%
Equity - US Mid Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Discovery Mid Cap Growth Fund Series I	Invesco Advisers, Inc.	0.87%	13.15%	12.77%	9.79%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
				1 Year	5 Year	10 Year
Equity - Global Large Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. EQV International Equity Fund Series I	Invesco Advisers, Inc.	0.90%	18.15%	8.42%	4.33%
Equity - US Small Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Small Cap Equity Fund Series I	Invesco Advisers, Inc.	0.95%	16.57%	12.44%	6.55%
Equity - US Small Cap	Lincoln Variable Insurance Products Trust LVIP Macquarie SMID Cap Core Fund[5] Standard Class	Lincoln Financial Investments Corporation / Delaware Investments Fund Advisers Sub-Subadviser: Macquarie Investment Management Global Limited	0.80%[1]	16.45%	12.25%	8.36%
Equity - US Large Cap Blend	MFS® Variable Insurance Trust II MFS® Blended Research® Core Equity Portfolio Service Class	Massachusetts Financial Services Company	0.68%[1]	28.20%	15.53%	10.82%
Equity - US Small Cap	MFS® Variable Insurance Trust III MFS® Blended Research® Small Cap Equity Portfolio Initial Class	Massachusetts Financial Services Company	0.51%[1]	18.96%	10.28%	8.27%
Equity - US Large Cap Blend	MFS® Variable Insurance Trust II MFS® Core Equity Portfolio Service Class	Massachusetts Financial Services Company	1.06%[1]	22.79%	14.79%	11.33%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® Corporate Bond Portfolio Service Class	Massachusetts Financial Services Company	0.88%[1]	8.89%	2.43%	2.56%
Equity - Real Estate Sector	MFS® Variable Insurance Trust III MFS® Global Real Estate Portfolio Initial Class	Massachusetts Financial Services Company	0.90%[1]	11.46%	6.41%	6.55%
Equity - Global Large Cap	MFS® Variable Insurance Trust II MFS® Global Research Portfolio Service Class	Massachusetts Financial Services Company	1.10%[1]	18.97%	12.05%	7.89%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® Government Securities Portfolio Service Class	Massachusetts Financial Services Company	0.83%[1]	3.86%	0.08%	0.81%
Equity - US Large Cap Growth	MFS® Variable Insurance Trust MFS® Growth Series Service Class	Massachusetts Financial Services Company	0.98%[1]	35.51%	15.59%	12.69%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® High Yield Portfolio Initial Class	Massachusetts Financial Services Company	0.72%[1]	12.41%	4.66%	3.82%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® High Yield Portfolio Service Class	Massachusetts Financial Services Company	0.97%[1]	12.48%	4.42%	3.58%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® Income Portfolio Service Class	Massachusetts Financial Services Company	0.92%[1]	7.36%	2.37%	2.42%
Equity - Global Large Cap	MFS® Variable Insurance Trust II MFS® International Growth Portfolio Service Class	Massachusetts Financial Services Company	1.13%[1]	14.39%	9.20%	6.09%
Fixed Income - US	MFS® Variable Insurance Trust III MFS® Limited Maturity Portfolio Initial Class	Massachusetts Financial Services Company	0.45%[1]	6.08%	2.25%	1.72%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
				1 Year	5 Year	10 Year
Equity - US Large Cap Growth	MFS® Variable Insurance Trust II MFS® Massachusetts Investors Growth Stock Portfolio Service Class	Massachusetts Financial Services Company	0.98%[1]	23.70%	16.39%	12.44%
Equity - US Mid Cap	MFS® Variable Insurance Trust MFS® Mid Cap Growth Series Initial Class	Massachusetts Financial Services Company	0.80%[1]	21.32%	13.31%	11.12%
Equity - US Mid Cap	MFS® Variable Insurance Trust MFS® Mid Cap Growth Series Service Class	Massachusetts Financial Services Company	1.05%[1]	20.97%	13.05%	10.85%
Equity - US Mid Cap	MFS® Variable Insurance Trust III MFS® Mid Cap Value Portfolio Initial Class	Massachusetts Financial Services Company	0.79%[1]	12.73%	12.90%	8.73%
Equity - US Small Cap	MFS® Variable Insurance Trust MFS® New Discovery Series Service Class[6]	Massachusetts Financial Services Company	1.12%[1]	14.25%	10.81%	7.41%
Equity - US Large Cap Blend	MFS® Variable Insurance Trust MFS® Research Series Initial Class	Massachusetts Financial Services Company	0.79%[1]	22.42%	14.41%	10.82%
Fixed Income - US	MFS® Variable Insurance Trust MFS® Total Return Bond Series Initial Class	Massachusetts Financial Services Company	0.53%[1]	7.38%	1.85%	2.22%
Allocation - Moderate	MFS® Variable Insurance Trust MFS® Total Return Series Service Class	Massachusetts Financial Services Company	0.86%[1]	10.22%	8.27%	6.27%
US Money Market	MFS® Variable Insurance Trust II MFS® U.S. Government Money Market Portfolio Initial Class[7]	Massachusetts Financial Services Company	0.44%[1]	4.58%	1.51%	0.91%
Equity - Utilities Sector	MFS® Variable Insurance Trust MFS® Utilities Series Service Class	Massachusetts Financial Services Company	1.04%[1]	-2.33%	8.05%	6.13%
Equity - US Large Cap Value	MFS® Variable Insurance Trust MFS® Value Series Initial Class	Massachusetts Financial Services Company	0.69%[1]	7.93%	11.34%	8.52%
Equity - US Large Cap Value	MFS® Variable Insurance Trust MFS® Value Series Service Class	Massachusetts Financial Services Company	0.94%[1]	7.63%	11.07%	8.25%
Equity - US Mid Cap	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio Class I	Neuberger Berman Investment Advisers LLC	1.02%	11.00%	8.63%	6.13%
Fixed Income - Emerging Markets	PIMCO Variable Insurance Trust PIMCO Emerging Markets Bond Portfolio Administrative Class	Pacific Investment Management Company LLC	1.27%[1]	11.11%	2.25%	2.78%
Fixed Income - US	PIMCO Variable Insurance Trust PIMCO Real Return Portfolio Administrative Class	Pacific Investment Management Company LLC	0.84%[1]	3.67%	3.16%	2.25%
Fixed Income - US	PIMCO Variable Insurance Trust PIMCO Total Return Portfolio Administrative Class	Pacific Investment Management Company LLC	0.75%[1]	5.93%	1.08%	1.71%
Equity - US Large Cap Blend	Rydex Variable Trust NASDAQ-100® Fund	Security Investors, LLC (Guggenheim Investments)	1.77%[1]	53.22%	20.24%	15.86%
Equity - US Large Cap Growth	Rydex Variable Trust Nova Fund	Security Investors, LLC (Guggenheim Investments)	1.75%[1]	35.06%	18.45%	14.14%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
				1 Year	5 Year	10 Year
Equity - US Large Cap Value	T. Rowe Price Equity Series, Inc. T. Rowe Price Equity Income Portfolio	T. Rowe Price Associates, Inc.	0.74%	9.54%	11.20%	7.84%
Equity - Global Large Cap	Franklin Templeton Variable Insurance Products Trust Templeton Foreign VIP Fund Class2	Templeton Investment Counsel, LLC	1.07%[1]	20.76%	5.27%	1.28%
Equity - Global Large Cap	Franklin Templeton Variable Insurance Products Trust Templeton Growth VIP Fund Class2	Templeton Global Advisors Limited / Templeton Asset Management Ltd	1.12%[1]	21.01%	6.47%	3.24%

1
The Fund’s current expenses are subject to a temporary expense reimbursement and/or fee waiver. Please refer to the Fund’s prospectus for more information.
2
This Portfolio is not an available investment option for Policies with Investment Start Dates on or after February 1, 2013.
3
Prior to May 1, 2024, the name of this fund was Delaware VIP Small Cap Value Series.
4
Not available for investment of new premium or transfers on and after November 15, 2010.
5
Prior to May 1, 2024, the name of this fund was Delaware SMID Cap Core Fund.
6
Not available for investment of new premium or transfers on and after July 1, 2008.
7
There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this Fund may become low and possibly negative.

APPENDIX B -
GLOSSARY OF POLICY TERMS
Account Value - The sum of the amounts in each Sub-Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from the Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.
Anniversary - The same day in each succeeding year as the day of the year corresponding to the Issue Date.
APB Rider - An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy. The APB Rider terminates no later than the Insured’s Attained Age 121 (100 if 1980 CSO applies).
APB Rider Death Benefit - The death benefit under the APB Rider.
APB Rider Face Amount - The amount of APB Rider coverage You request, as specified in your application, used in determining the Death Benefit.
APB Rider Net Amount at Risk - The APB Rider Net Amount at Risk is based on the insurance coverage provided by the APB Rider.
Attained Age - The Insured’s Issue Age plus the number of completed Policy Years.
Base Death Benefit - The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.
Business Day - Any day that we are open for business.
Cash Surrender Value - The Account Value less the balance of any outstanding Policy Debt, plus any Sales Load Refund at Surrender and any benefit payable under the Enhanced Cash Surrender Value endorsement.
Class - The risk, underwriting, and substandard table rating, if any, classification of the Insured.
CSO - The Commissioners Standard Ordinary (CSO) Mortality Table is an actuarial table used to calculate reserve requirements for the Company. It is the legally recognized method for calculating required reserves and nonforfeiture values for the Company. There are three CSO tables in this Prospectus that are applied to your Policy, depending on the Investment Start Date of your Policy: the 1980 CSO, 2001 CSO, and 2017 CSO. The CSOs affect your cost of insurance, mortality and expense charge and APB Rider.
Daily Risk Percentage - The applicable daily rate for deduction of the mortality and expense risk charge.
Death Benefit - The sum of the Base Death Benefit and any APB Rider Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided under the Enhanced Cash Surrender Value Endorsement.
Death Benefit Percentage - A percentage prescribed by the Internal Revenue Code to insure the Death Benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.
Due Proof - Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured’s death certificate.
Expense Charges Applied to Premium - The expense charges applied to premium, consisting of the charges for premium tax, our federal tax obligations with respect to the Policy, and the sales load.

Fixed Account - The portion of the Account Value funded by assets invested in our General Account.
Flat Extra - An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.
Fund - A mutual fund in which a Sub-Account invests.
General Account - The assets held by us other than those allocated to the Sub-Accounts or any of our other separate accounts.
Good Order - An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.
Insured - The person on whose life the Policy is issued.
Investment Option - The Fixed Account and any of the Sub-Accounts of the Variable Account.
Investment Start Date - The date the first premium is applied, which will be the later of:
•
the Issue Date,
•
the Business Day we approve the application for a Policy, or
•
the Business Day we receive a premium equal to or in excess of the Minimum Premium.
Issue Age - The Insured’s age as of the Insured’s birthday nearest the Issue Date.
Issue Date - The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.
Loan Account - An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.
Minimum Premium - The premium amount due and payable as of the Issue Date, as specified in the Policy. The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.
Monthly Anniversary Day - The same day in each succeeding month as the day of the month corresponding to the Issue Date.
Monthly Cost of Insurance - A deduction made on a monthly basis for the Specified Face Amount (called “Cost of Insurance” in the Fee Table) and any APB Rider Face Amount (called “Additional Protection Benefit Rider cost of insurance charge” in the Fee Table) provided by the Policy and Rider.
Monthly Expense Charge - A per Policy deduction made on a monthly basis for administration and other expenses.
Net Premium - The amount You pay as the premium minus Expense Charges Applied to Premium that is allocated to the investment options per your election.
Policy - The form issued by Delaware Life Insurance Company which evidences the insurance coverage provided and is a contract between the policyowner and the Company.
Policy Debt - The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month - A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.
Policy Net Amount at Risk - The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider. The Policy Net Amount at Risk equals the Death Benefit provided by the Policy minus your Account Value and represents the liability of the Company, excepting rider benefits, at the Insured’s death. The Policy Net Amount at Risk also determines the amount of Account Value deduction for cost of insurance charges.
Policy Proceeds - The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured prior to maturity.
Policy Year - A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.
Sales Load Refund at Surrender - The portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.
SEC - Securities and Exchange Commission.
Service Office - Delaware Life Insurance Company (Attn: Corporate Markets), 230 Third Avenue, 6th Floor, Waltham, MA 02451, or such other address as we may specify to You by written notice.
Specified Face Amount - The amount of life insurance coverage You request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.
Sub-Accounts - Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You, and the Fixed Account. Also known as variable investment options.
Target Premium - An amount of premium specified as such in the Policy, used to determine our Expense Charge Applied to Premium.
Target Premium Factor - Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.
Total Face Amount - The sum of the Specified Face Amount and the APB Rider Face Amount.
Unit - A unit of measurement that we use to calculate the value of each investment option.
Unit Value - The value of each Unit of assets in an investment option.
Valuation Date - A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.
Valuation Period - The period of time from one Valuation Date to the next Valuation Date. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.
Variable Account - Delaware Life Variable Account G, one of our separate accounts established for the purposes including the funding of variable insurance benefits payable under the Policy.
You - The owner of the Policy.

The Statement of Additional Information (“SAI”) dated April 30, 2024 includes additional information. The SAI is incorporated by reference into this prospectus. The SAI is available without charge at https://dfinreports.com/DelawareLife, by calling (888) 594-2654, or by sending an email request to customer.relations@delawarelife.com. The SAI is also available on our website at https://dfinview.com/DelawareLife/TAHD/CUSIP0003?site=Life.
Reports and other information about the Variable Account are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. C000008738

PART B

FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE
FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS
DELAWARE LIFE VARIABLE ACCOUNT G (the “Variable Account”)
A SEPARATE ACCOUNT OF
DELAWARE LIFE INSURANCE COMPANY (“Delaware life”)
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2024
The Statement of Additional Information (“SAI”) is not a prospectus. Terms used in this SAI have the same meanings as are defined in the Futurity Corporate Variable Universal Life Insurance Prospectus. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Therefore, this SAI should be read in conjunction with the Prospectus, dated April 30, 2024, as supplemented, which may be obtained without charge at https://dfinreports.com/DelawareLife, or calling (888) 594-2654, or writing to Delaware Life Insurance Company, Attn:  Corporate Markets, 230 Third Avenue, 6th Floor, Waltham, MA 02451. The Prospectus is also available on our website at https://dfinview.com/DelawareLife/TAHD/CUSIP0003?site=Life.

DELAWARE LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
DLIC Sub-Holdings, LLC is the Company’s immediate parent company. DLIC Sub-Holdings, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: DLIC Sub-Holdings, LLC, DLIC Holdings, LLC, Group 1001 Insurance Holdings, LLC, Group 1001, Inc., TWG Financial Holdings, LLC (f.k.a. Delaware Life Holdings Parent, LLC), TWG Global Holdings, LLC (f.k.a. Delaware Life Holdings Parent II, LLC), DLHPII Equity Participation Company, LLC, and DLICM, LLC.
Delaware Life Variable Account G, was established in accordance with Delaware law on July 25, 1996 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.
OTHER SERVICE PROVIDERS
Andesa Services Inc. (“Andesa”) and Delaware Life entered into the Software and Services Agreement under which Andesa provides Delaware Life the right to use the Andesa system by remote access to administer the Policies. Policy owner records are maintained on the Andesa system. Delaware Life paid Andesa $438,737, $445,794, and $450,117, for services provided in 2021, 2022 and 2023, respectively. The amounts include payment for all company-owned life insurance policies Andesa administers on behalf of the Company.
Reinsurance treaties covering the Policies provide for the reinsurance of up to 30% of the related mortality risk on a yearly renewable term basis. Delaware Life or its affiliates retain any mortality risk not ceded under these treaties.
CUSTODIAN
Delaware Life is the Custodian of the assets of the Variable Account. Its main administrative offices are at 10555 Group 1001 Way, Zionsville, IN 46077. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of Delaware Life. We will purchase Fund shares at net asset value in connection with amounts allocated to the Subaccounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account, if any.
EXPERTS
The financial statements of Delaware Life Insurance Company as of December 31, 2023 and 2022 and for each of the years in the three-year period ended, and the financial statements of each of the sub-accounts of Delaware Life Variable Account G, as of December 31, 2023 and for each of the years in the two-year period ended December 31, 2023, have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated April 22, 2024, of Delaware Life Insurance Company includes explanatory language that states that the financial statements are prepared by Delaware Life Insurance Company using statutory accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.
2

DISTRIBUTION AND UNDERWRITING OF THE POLICY
The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 230 Third Avenue 6th Floor, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.
The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of:
•
up to 0.15% per annum of Account Value for Policy Years one through twenty; and
•
up to 0.10% per annum of Account Value thereafter.
We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount. Clarendon does not retain any portion of the commissions payable to Selling Broker-Dealers.
The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.
In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.
3

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.
As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.
You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.
Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2021, 2022, and 2023 were approximately $1,481,096, $1,138,278, and $1,152,927 respectively.
THE POLICY
To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company. For policies with an Investment Start Date on or after January 1, 2020, the cost of insurance rates are based on the 2017 CSO Mortality Tables. For Policies with Investment Start Dates on or after January 1, 2009 but prior to January 1, 2020, the cost of insurance rates are based on the 2001 CSO Mortality Tables. For Policies with Investment Start Dates on or before December 31, 2008, the cost of insurance rates are based on the 1980 CSO Mortality Tables.
Expense Charges Applied to Premium. We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.
States and a few cities and municipalities may impose taxes on premiums paid for life insurance. We will from time to time determine the applicable premium tax rate based on the rate we expect to pay. The premium tax rate is guaranteed not to exceed 4%.
We deduct a 1.25% charge from each premium payment for our federal tax obligations. This charge is guaranteed not to exceed 1.25%. The charge for federal tax obligations is referred to as the “DAC tax” in the Policy and the Fee Table.
4

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years. This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premiums paid in excess of Target Premium. There are no sales load charges after the seventh Policy Year. Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.
Sales Load Refund at Surrender. If you surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which you surrendered the Policy.
Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.
Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase.
If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The cost of insurance charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original Specified Face Amount if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.
FINANCIAL STATEMENTS
The financial statements are incorporated by reference to Form N-VPFS filed on April 24, 2024, for Delaware Life Insurance Company and Delaware Life Variable Account G. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.
5

PART C
ITEM 30. EXHIBITS
(a)
Resolution of the Board of Directors of the Depositor, dated December 3, 1985, authorizing the establishment of the
Registrant (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account F on
Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October  14, 1997.) Exhibit (a)

(b)	Not Applicable
(c)(1)
Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the
Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-59662, filed on April 30, 2009.)
Exhibit (c)(1)

(2)
Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective
Amendment No. 11 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File
No. 333-59662, filed on April  30, 2009.) Exhibit (c)(2)

(3)
Amendment Two to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment
No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on
April  27, 2010.) Exhibit (c)(3)

(4)
Amendment Three to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective
Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File
No. 333-100829, filed on April  27, 2010.) Exhibit (c)(4)

(5)
Sales Operations and General Agent Agreement. (Incorporated herein by reference to Post-Effective Amendment
No. 22 to the Registration Statement on Form N-6, File No. 333-65048, filed on April  27, 2012.) Exhibit (c)(5)

(d)(1)
Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective
Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January  21, 1997.) Exhibit
(d)(1)

(2)
Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January  21, 1997.) Exhibit (d)(2)

(3)
Flexible Premium Variable Universal Life Insurance Certificate (Incorporated herein by reference to Post-Effective
Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April  30, 2001.) Exhibit
(d)(3)

(4)
Additional Protection Benefit Rider (APB Rider) (Group Life) (Incorporated herein by reference to Post-Effective
Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April  30, 2001.) Exhibit
(d)(4)

(5)
Maturity Extension Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration
Statement of Delaware Life Variable Account I on Form S-6, File No. 333-68601, filed on December  9, 1998.) Exhibit
(d)(5)

(6)
Enhanced Cash Surrender Value Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account I on Form S-6, File No. 333-68601, filed on December 9,
1998.) Exhibit (d)(6)

(7)	Fixed Account Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.) Exhibit (d)(7)
(8)
Directed Deductions Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the
Registration Statement on Form N-6, File No. 333-65048, filed on October  1, 2002.) Exhibit (d)(8)

(e)(1)
Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to
Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 21,
1997.) Exhibit (e)(1)

(2)
Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April  30, 2001.) Exhibit (e)(2)

(3)
Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on
April  30, 2001.) Exhibit (e)(3)

(4)
Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April  30, 2001.) Exhibit (e)(4)

(5)	Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.) Exhibit (e)(5)
(6)
Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated
herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File
No. 333-65048, filed on October  1, 2002.) Exhibit (e)(6)

(f)(1)
Certificate of Incorporation of Delaware Life Insurance Company (Incorporated herein by reference to Post-Effective
Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File
No. 333-83516, filed on August  11, 2014.) Exhibit (f)(1)

(2)
Bylaws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration
Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August  11, 2014.) Exhibit
(f)(2)

(g)	Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.) Exhibit (g)
(h)(1)
Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware
Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance
Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement of Delaware Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.)
Exhibit (h)(1)

(2)
Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance
Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated
herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable
Account C on Form N-4, File No. 333-119151, filed on April 28, 2005.) Exhibit (h)(2)

(3)
Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life
Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc.
(Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life
Variable Account F on Form N-4, File No. 333-225901, filed on October  1, 2018.) Exhibit (h)(3)

(4)
Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products
Trust, Franklin Templeton Distributors, Inc,, Sun Life Insurance and Annuity Company of New York and Sun Life
Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable
Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.) Exhibit (h)(4)

(5)
Participation Agreement, dated February 17, 1998, as amended through July 23, 2018, by and among Delaware Life
Insurance Company, Delaware Life Insurance Company of New York, Lord Abbett Series Fund, Inc. and Lord,
Abbett & Co. LLC (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration
Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October  1, 2018); Exhibit
(h)(5)

(6)
Participation Agreement, dated April 30, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Rydex
Variable Trust, and Rydex Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6, File No. 333-13087, filed on April  22, 2002.) Exhibit (h)(6)

(7)
Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of
Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus
Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on
Form N-6, File No. 333-100831, filed on April 29, 2005.) Exhibit (h)(7)

(8)
Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche
Asset Management VIT Funds, and Deutsche Asset Management, Inc. (Incorporated herein by reference to
Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-65048, filed on July  3,
2002.) Exhibit (h)(8)

(9)
Participation Agreement, dated September 16, 2002, as amended through September 17, 2014, by and among Delaware
Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and
PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration
Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit
(h)(9)

(10)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun
Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company, and
Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration
Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 30, 2005.) Exhibit
(h)(10)

(11)
Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Neuberger & Berman Advisers
Management Trust, Advisers Managers Trust, and Neuberger & Berman Management Incorporated. (Incorporated
herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087,
filed on January 21, 1997.) Exhibit (h)(11)

(12)
Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of
Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc., and T. Rowe
Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the
Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 1999.) Exhibit (h)(12)

(13)
Participation Agreement, dated September 27, 2018, by and among Goldman Sachs Variable Insurance Trust and
Goldman Sachs & Co. LLC, dated September 27, 2018 (Incorporated herein by reference to the Pre-Effective
Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File
No. 333-225901, filed on October  1, 2018.) Exhibit (h)(13)

(14)
Participation Agreement, dated October 1, 2008, as amended through May 7, 2018, by and among Delaware Life
Insurance Company and Delaware Life Insurance Company of New York, American Funds Insurance Series, and
Capital Research and Management Company (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on
October 1, 2018.) Exhibit (h)(14)

(15)
Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware
Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II and
III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1,
2018.) Exhibit (h)(15)

(i)
Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada.
(Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File
No. 333-65048, filed on October 1, 2002.) Exhibit (i)

(j)	Not applicable
(k)(1)	Legal Opinion*
(2)	Representation of Counsel pursuant to Rule 485(b)*
(l)	Not applicable
(m)	Not applicable
(n)	Not applicable
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)
Form of Initial Template Summary Prospectus (Incorporated by reference to Post-Effective Amendment No. 30 to the
Registration Statement on Form N-6, File No. 333- 111688, filed on October 8, 2021); Exhibit (r)

(s)	Powers of Attorney*
(t)	Resolution of the Board of Directors of the Depositor authorizing the use of powers of attorney for Officer signatures*
(u)	Organization Chart for DLIC Sub-Holdings, LLC, the Depositor and Registrant*
(v)	Consents of Independent Registered Public Accounting Firm*
*
Filed herewith.

ITEM 31. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Name and Principal Business Address	Positions and Offices With Depositor
Dennis A. Cullen Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Michael K. Moran Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Curtis P. Steger Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Daniel J. Towriss Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Executive Officer
Michael S. Bloom Delaware Life Insurance Company 230 Third Avenue, 6th, Floor Waltham, MA 02451	Chief Legal Officer and Secretary
Andrew F. Kenney Delaware Life Insurance Company 230 Third Avenue, 6th, Floor Waltham, MA 02451	Chief Investment Officer
John J. Miceli, Jr. Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Treasurer
Ellyn M. Nettleton Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Accounting Officer
Robert B. Stanton Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Operating Officer
Fang L. Wang Delaware Life Insurance Company 230 Third Avenue, 6th, Floor Waltham, MA 02451	Chief Financial Officer
ITEM 32. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT
No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of DLIC Sub-Holdings, LLC.
The organization chart of DLIC Sub-Holdings, LLC, the Depositor and Registrant is filed herewith as Exhibit (u). None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 33. INDEMNIFICATION
Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.
ITEM 34. PRINCIPAL UNDERWRITERS
(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, G, K and L, Keyport Variable Account A, KMA Variable Account and Keyport Variable Account I.
(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Thomas G. Seitz	President and Director
	Fang L. Wang	Director
	Michael S. Bloom	Secretary and Director
	James Joseph	Financial/Operations Principal
	John J. Miceli, Jr.	Treasurer
	Elizabeth T. Carey	Chief Compliance Officer
*
The principal business address of all directors and officers of the principal underwriter is 230 Third Avenue 6th Floor, Waltham,Massachusetts 02451.
(c) Not applicable.
ITEM 35. LOCATION OF ACCOUNTS AND RECORDS
Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 230 Third Avenue, 6th Floor, Waltham, Massachusetts 02451, and Andesa Services, Inc, 6575 Snowdrift Road Suite 108, Allentown, PA 18106.
ITEM 36. MANAGEMENT SERVICES
Not applicable.
ITEM 37. FEE REPRESENTATION
The Depositor represents that the fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 29th day of April, 2024.
DELAWARE LIFE VARIABLE ACCOUNT G (Registrant)
By:	/s/ Daniel J. Towriss* Daniel J. Towriss Chief Executive Officer and President (Principal Executive Officer)

DELAWARE LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Daniel J. Towriss* Daniel J. Towriss Chief Executive Officer and President (Principal Executive Officer)

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Dennis A. Cullen* Dennis A. Cullen	Director	April 29, 2024
/s/ Michael K. Moran* Michael K. Moran	Director	April 29, 2024
/s/ Curtis P. Steger* Curtis P. Steger	Director	April 29, 2024
/s/ Daniel J. Towriss* Daniel J. Towriss	Chief Executive Officer and President (Principal Executive Officer)	April 29, 2024
/s/ Ellyn M. Nettleton* Ellyn M. Nettleton	Chief Accounting Officer (Principal Accounting Officer)	April 29, 2024
/s/ Fang L. Wang* Fang L. Wang	Chief Financial Officer (Principal Financial Officer)	April 29, 2024
*By: /s/ Kenneth N. Crowley Kenneth N. Crowley	Attorney-in-Fact	April 29, 2024
*
Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Director and Officer signatures. Powers of Attorney are included herein as Exhibit (s). Resolution of the Board of Directors is included herein as Exhibit (t).

EXHIBIT INDEX
(k)(1)	Legal Opinion
(k)(2)	Representation of Counsel Pursuant to Rule 485(b)
(s)	Powers of Attorney
(t)	Resolution of the Board of Directors of the Depositor authorizing the use of powers of attorney for Officer signatures
(u)	Organization Chart of the Registrant, the Depositor and DLIC Sub-Holdings, LLC
(v)	Consents of Independent Registered Public Accounting Firm